Exhibit 10.9

EXECUTION COPY

AMENDMENT NUMBER 1 TO THE TAX MATTERS AGREEMENT

This Amendment Number 1 dated as of January 28, 2011 (the “Amendment”) to the Tax Matters Agreement is made by and among (i) General Electric Company, a New York corporation (“GE”), (ii) NBC Universal Media, LLC, a Delaware limited liability company (f/k/a NBC Universal, Inc., a Delaware corporation) (“NBCU”), (iii) Comcast Corporation, a Pennsylvania corporation (“Comcast”), Comcast Navy Contribution, LLC, a Delaware limited liability company, Comcast Navy Acquisition, LLC, a Delaware limited liability company, (iv) Navy, LLC, a Delaware limited liability company (“Newco”), and (v) Navy Holdings, Inc., a Delaware corporation (“HoldCo”), New NBC-A&E Holding Inc., a Delaware corporation, Universal Television Enterprises Holdings Inc., a Delaware corporation, Universal Home Entertainment Worldwide Holdings Inc., a Delaware corporation, Universal Studios Home Entertainment Holdings Inc., a Delaware corporation, Working Title Group Holdings Inc., a Delaware corporation, Universal Studios Pay Television Holdings Inc., a Delaware corporation, Universal Studios Pay TV Latin America Holdings Inc., a Delaware corporation, Universal Film Exchanges Holdings Inc., a Delaware corporation, Universal Pictures Company of Puerto Rico Holdings Inc., a Delaware corporation, and Universal Studios Licensing Holdings Inc., a Delaware corporation (the entities referred to in this clause (v), the “Initial GE Members”).

WHEREAS, GE, NBCU, Comcast, Newco and Holdco were parties to that certain Tax Matters Agreement dated December 3, 2009 (the “Original Agreement”); and

WHEREAS, in accordance with Section 21 of the Original Agreement, the parties desire to amend the Original Agreement as set forth below (the Original Agreement, as amended hereby, the “Agreement”);

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used herein and not defined shall have the meanings specified in the Original Agreement.

SECTION 2. Amendment. The Original Agreement is hereby amended by inserting or deleting, as applicable, the marked changes set forth on the blackline attached hereto as Annex A.

SECTION 3. Interpretation. As used in the Agreement, (i) the phrases “the date hereof” and “the date of this Agreement”, and any substantially similar phrase, shall be deemed to refer to December 3, 2009; provided that the representations and warranties made with respect to the Initial GE Members (other than Holdco) in Section 2 of the Agreement, and with respect to Comcast Navy Contribution, LLC and Comcast Navy

Acquisition, LLC in Section 3 of the Agreement, shall be deemed made only as of the date of this Amendment and (ii) references to the “Agreement” shall be deemed to refer to the Original Agreement, as amended hereby.

SECTION 4. Joinder. Comcast Navy Contribution, LLC, Comcast Navy Acquisition, LLC, and each of the Initial GE Members not previously a party to the Agreement are hereby made parties to the Agreement effective as of the date of this Amendment.

SECTION 5. Binding Effect. Except to the extent expressly provided herein, the Original Agreement shall remain in full force and effect in accordance with its terms.

SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, and by the different parties to this Amendment in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart of this Agreement.

[Signature pages follow.]

2

IN WITNESS WHEREOF, this Amendment has been duly executed on the day and year first above written.

GENERAL ELECTRIC COMPANY

By:	/s/ Mark J. Krakowiak
	Name:	Mark J. Krakowiak
	Title:	Vice President and Chief Risk Officer

[Signature Page to Tax Matters Agreement Amendment]

COMCAST CORPORATION

By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

[Signature Page to Tax Matters Agreement Amendment]

COMCAST NAVY CONTRIBUTION LLC

By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

[Signature Page to Tax Matters Agreement Amendment]

COMCAST NAVY ACQUISITION LLC

By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

[Signature Page to Tax Matters Agreement Amendment]

NBC Universal Media, LLC (f/k/a NBC UNIVERSAL, INC.)

By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

[Signature Page to Tax Matters Agreement Amendment]

NAVY HOLDINGS, INC.

By:	/s/ Robert Duffy
	Name:	Robert Duffy
	Title:	President

[Signature Page to Tax Matters Agreement Amendment]

NEW NBC-A&E HOLDING INC.

By:	/s/ John Apadula
	Name:	John Apadula
	Title:	Vice President and Assistant Treasurer

[Signature Page to Tax Matters Agreement Amendment]

UNIVERSAL TELEVISION ENTERPRISES HOLDINGS INC.

By:	/s/ Malvina Iannone
	Name:	Malvina Iannone
	Title:	Vice President and Secretary

[Signature Page to Tax Matters Agreement Amendment]

UNIVERSAL HOME ENTERTAINMENT WORLDWIDE HOLDINGS INC.

By:	/s/ Malvina Iannone
	Name:	Malvina Iannone
	Title:	Vice President and Secretary

[Signature Page to Tax Matters Agreement Amendment]

UNIVERSAL STUDIOS HOME ENTERTAINMENT HOLDINGS INC.

By:	/s/ Malvina Iannone
	Name:	Malvina Iannone
	Title:	Vice President and Secretary

[Signature Page to Tax Matters Agreement Amendment]

WORKING TITLE GROUP HOLDINGS INC.

By:	/s/ Malvina Iannone
	Name:	Malvina Iannone
	Title:	Vice President and Secretary

[Signature Page to Tax Matters Agreement Amendment]

UNIVERSAL STUDIOS PAY TELEVISION HOLDINGS INC.

By:	/s/ Malvina Iannone
	Name:	Malvina Iannone
	Title:	Vice President and Secretary

[Signature Page to Tax Matters Agreement Amendment]

UNIVERSAL STUDIOS PAY TV LATIN AMERICA HOLDINGS INC.

By:	/s/ Malvina Iannone
	Name:	Malvina Iannone
	Title:	Vice President and Secretary

[Signature Page to Tax Matters Agreement Amendment]

UNIVERSAL FILM EXCHANGES HOLDINGS INC.

By:	/s/ Malvina Iannone
	Name:	Malvina Iannone
	Title:	Vice President and Secretary

[Signature Page to Tax Matters Agreement Amendment]

UNIVERSAL PICTURES COMPANY OF PUERTO RICO HOLDINGS INC.

By:	/s/ Malvina Iannone
	Name:	Malvina Iannone
	Title:	Vice President and Secretary

[Signature Page to Tax Matters Agreement Amendment]

UNIVERSAL STUDIOS LICENSING HOLDINGS INC.

By:	/s/ Malvina Iannone
	Name:	Malvina Iannone
	Title:	Vice President and Secretary

[Signature Page to Tax Matters Agreement Amendment]

NAVY, LLC

By:	/s/ Malvina Iannone
	Name:	Malvina Iannone
	Title:	Vice President and Secretary, Navy Holdings, Inc., its Sole Member

[Signature Page to Tax Matters Agreement Amendment]